UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22806

Oppenheimer Main Street Small Cap Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: April 30

Date of reporting period: 10/31/2018

Item 1.  Reports to Stockholders.

Semiannual Report	10/31/2018

OppenheimerFunds®

The Right Way
to Invest

# Oppenheimer
# Main Street Small Cap Fund

An Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it has entered into an agreement whereby Invesco Ltd., a global investment management company, will acquire OppenheimerFunds, Inc. As of the date of this report, the transaction is expected to close in the second quarter of 2019, pending necessary regulatory and other third-party approvals. This is subject to change.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 10/31/18

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Russell 2000 Index
6-Month	0.66%	-5.13%	-1.37%
1-Year	1.32	-4.51	1.85
5-Year	8.10	6.83	8.01
Since Inception (5/17/13)	9.33	8.15	9.40

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) returned 0.66% during the reporting period. In comparison, the Russell 2000 Index (the “Index”) returned -1.37% during the same period. The Fund’s outperformance was largely the result of stock selection in the Health Care and Energy sectors. Stock selection in the Information Technology and Consumer Staples sectors also benefited performance. The Fund underperformed the Index within the Financials, Industrials, and Materials sectors, primarily due to stock selection.

MARKET OVERVIEW

The U.S. economy continues to exhibit good economic growth, low employment and modest inflation. This is driven partly by tax cuts, technological innovation and falling regulatory hurdles. Earnings-per-share for the S&P 500 Index grew more than 20% year-over-year as of the end of the third quarter of 2018. Even if you back out the portion of growth related to tax and look further up the income statement, pre-tax earnings grew 10% and revenues grew 8%.

Small-caps, as defined by the Russell 2000 Index, had a total return of -1.37% during the reporting period but significantly lagged the larger-cap Russell 1000 Index which returned 3.03%. Within the Russell 2000 Index, the newly established Communication Services sector experienced the strongest gains followed by the Consumer Staples and Utilities sectors. Laggards during the reporting period included the Energy, Materials, and Financials sectors.

We continue to focus on the fundamentals of each business to drive our investment decisions versus getting caught up in the temporary emotions of the market, always with the long-term welfare of our shareholders in mind. Our philosophy is to focus on companies with superior execution that we believe can outperform in most market environments. We combine this with our valuation discipline to seek a margin of safety, with downside protection ever an important consideration.

FUND REVIEW

Top performing stocks for the Fund this reporting period included Renewable Energy Group, Inc., Amedisys, Inc., and Spirit Airlines, Inc.

Renewable Energy Group rallied as investors cheered the company’s second quarter earnings report showing improved profitability and a strengthening balance sheet. These results were supported by regulatory measures enacted late last year reducing imports along with a retroactive extension of the biodiesel mixture excise tax credit for 2017 this past February. These policies have

4      OPPENHEIMER MAIN STREET SMALL CAP FUND

helped the company to continue emerging as a long-term leader in bio-based fuel and chemicals. We believe the company is well-positioned to grow in the years ahead assuming continued support from the Federal government, which always carries a degree of uncertainty. Because of this uncertainty, we decided to trim our position size.

Home health provider Amedisys continued its strong 2018 run with better-than-expected second quarter earnings due to operational improvements, notably in labor cost management. Investors also warmed to the home health space as the reimbursement environment has improved, which we have long expected based on the lower all-in cost and patient preference for treatment in the home setting versus institutional environments. We exited Amedisys late in the reporting period due to valuation, as the stock exceeded our upside price target. We redeployed the capital into a replacement healthcare idea, but would consider revisiting Amedisys at a more attractive relative valuation in the future.

On Spirit Airlines, rivalry within the domestic airline industry remains intense, with a combination of ongoing low fares and rising fuel prices stoking fears about current profitability. Spirit’s long-term fundamental picture actually improved in the reporting period. After operational issues in mid-2017, the company signed a new five-year labor agreement with its pilots. Despite the large bump in pay for the pilots, the company said it expects its relative cost advantage to expand further in the years ahead.

Detractors from performance this period included Visteon Corporation, Summit Materials, Inc. and ACCO Brands Corporation.

Visteon designs, engineers and manufactures cockpit electronics products and connected car solutions for most of the world’s major vehicle manufacturers. After a strong run over the past two to three years of meeting/beating analyst earnings estimates, the company reported disappointing second quarter 2018 results in late July and lowered its previous 2018 guidance. Specifically, the company has been facing increasing headwinds related to softening vehicle production, diesel demand, and tariffs. While we acknowledge that the near-term outlook for the company has weakened, we think the company’s large backlog of $21 billion (roughly 7x annual sales), strong balance sheet and free cash flow, should help them weather a more challenging environment. After the recent pullback, we see the shares as having an attractive risk-reward given our two- to three-year outlook.

Summit is one of the fastest growing construction materials companies that supplies aggregates, cement, ready-mix concrete and asphalt paving mix in the U.S. and western Canada. In early August, the company reported softer-than-expected second quarter 2018 results and lowered its full-year EBITDA guidance. In addition to the negative impact from poor weather in several of its key end markets, the company noted

5      OPPENHEIMER MAIN STREET SMALL CAP FUND

higher costs for raw materials, freight, labor, and fuel. While we think these issues are likely to continue to pressure results in the second half of 2018, demand remains healthy and we are optimistic regarding the outlook for infrastructure spending over the next three to five years, which we believe should be beneficial for Summit. After the stock’s recent pullback, we see the shares as offering an attractive risk-reward over the intermediate-to-long term.

ACCO Brands engages in the manufacture and marketing of office, school, calendar products and select computer and electronic accessories. Shares of ACCO declined late in the reporting period after releasing results that came in below analyst estimates and lowering full year guidance. Sales declined unexpectedly in the U.S. and margins were negatively impacted, as office supply retailers reduced their orders more than anticipated. This retail format (e.g., Staples, Office Depot, etc.) has been shrinking for many years, offset by growth in mass retailers such as Walmart as well as international markets. Underlying consumer demand remained solid in the back to school season, giving us confidence in management’s forecast that results will stabilize in 2019.

STRATEGY & OUTLOOK

In the short-term, we expect the U.S. economy to continue to show decent economic growth. We believe this will be driven by favorable ongoing consumer confidence, tax benefits, falling regulatory hurdles as well as technological innovation. The biggest macro risks we see are trade tariffs and higher interest rates. Furthermore, speculation in U.S. equity markets has risen. Mania around cryptocurrency earlier in the year and cannabis stocks more recently are symptoms of these, in our view. We believe an equally big risk to stock prices is the stock market’s preference for so called “Disruptors” and the potential for stocks with this perceived characteristic to become crowded trades and have valuations untethered to financial reality.

Regarding trade tariffs, we believe the market views bluster from D.C. as a negotiating tactic and is implying that all will end well. So far this has been borne out in trade negotiations between the U.S., Mexico and Canada. A true escalation could severely hamper global growth and thereby stock prices. Innovation, while a positive for the overall economy over the long-term, can create short-term disruptions of which to be cognizant.

We believe a rise in interest rates will have profound implications for the equity markets. Due to the 2008 crisis, interest rates were driven to record lows. Short-term interest rates were at essentially zero and even longer rates were driven to around 2%. This was not just flash in the pan either, as the rates stayed at these levels for multiple years. When the cost of money became close to zero, the equity markets horizon for start-ups delivering profits became longer. As a result, we have seen several companies focus on revenue growth through disruption without regard to profit generation.

6      OPPENHEIMER MAIN STREET SMALL CAP FUND

We are afraid even established companies are addicted to low interest rates. If interest rates were to continue to rise materially, some companies’ historical decisions will look like misallocation of capital and negatively impact their stock prices. In the long-term we believe this is healthy because this will drive companies to generate profits. “Profitable Revenue Growth” is better, tougher and more sustainable than mere “Revenue Growth”. Over time, we believe companies that generate such profitable growth tend to be more durable investments with better down-side protection even though they look a little short in today’s equity market environment. As a famous investor once said, you don’t know who has been swimming naked until the tide rolls out. At the moment, we believe that we are at high tide in the markets, but we know this won’t be the situation in perpetuity.

We continue to maintain our discipline around valuation and focus on companies with competitive advantages and skilled management teams that are out-executing peers. During times of economic volatility, such companies frequently widen their lead over weaker competitors. We seek to invest in companies characterized by these qualities at compelling valuations and believe this disciplined approach is essential to generating superior long-term performance and especially in down markets.

Matthew P. Ziehl, CFA Portfolio Manager

Matthew P. Ziehl, CFA and Co-Lead Portfolio Manager, on behalf of the Portfolio Management team: Raymond Anello, CFA, Raman Vardharaj, CFA, Joy Budzinski, Kristin Ketner, Magnus Krantz and Adam Weiner. Mr. Ziehl and Mr. Weiner serve as co-lead Portfolio Managers of the Fund.

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Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

CACI International, Inc., Cl. A	2.2%
Korn/Ferry International	2.1
ASGN, Inc.	2.1
Zynga, Inc., Cl. A	1.8
Four Corners Property Trust, Inc.	1.8
Visteon Corp.	1.7
Matador Resources Co.	1.7
Children’s Place, Inc. (The)	1.7
Black Hills Corp.	1.7
National Storage Affiliates Trust	1.6

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2018, and are based on net assets.

TOP TEN COMMON STOCK INDUSTRIES

Commercial Banks	8.8%
Real Estate Investment Trusts (REITs)	7.0
Software	6.5
Machinery	4.9
IT Services	4.4
Professional Services	4.2
Hotels, Restaurants & Leisure	3.9
Oil, Gas & Consumable Fuels	3.6
Specialty Retail	3.5
Health Care Equipment & Supplies	3.5

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2018, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and strategies are subject to change. Percentages are as of October 31, 2018, and are based on the total market value of common stocks.

For more current Fund holdings, please visit oppenheimerfunds.com.

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Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 10/31/18

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (OSCAX)	5/17/13	0.66%	1.32%	8.10%	9.33%
Class C (OSCCX)	5/17/13	0.27	0.57	7.24	8.46
Class I (OSSIX)	5/17/13	0.86	1.76	8.58	9.81
Class R (OSCNX)	5/17/13	0.54	1.07	7.79	9.00
Class Y (OSCYX)	5/17/13	0.86	1.61	8.46	9.69

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 10/31/18
	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (OSCAX)	5/17/13	-5.13%	-4.51%	6.83%	8.15%
Class C (OSCCX)	5/17/13	-0.73	-0.38	7.24	8.46
Class I (OSSIX)	5/17/13	0.86	1.76	8.58	9.81
Class R (OSCNX)	5/17/13	0.54	1.07	7.79	9.00
Class Y (OSCYX)	5/17/13	0.86	1.61	8.46	9.69

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the Russell 2000 Index: The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

9      OPPENHEIMER MAIN STREET SMALL CAP FUND

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio manager(s) and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on October 31, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

10      OPPENHEIMER MAIN STREET SMALL CAP FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended October 31, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During 6 Months Ended October 31, 2018
Class A	$1,000.00	$1,006.60	$5.93
Class C	1,000.00	1,002.70	9.79
Class I	1,000.00	1,008.60	3.86
Class R	1,000.00	1,005.40	7.25
Class Y	1,000.00	1,008.60	4.57

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.31	5.97
Class C	1,000.00	1,015.48	9.85
Class I	1,000.00	1,021.37	3.88
Class R	1,000.00	1,018.00	7.30
Class Y	1,000.00	1,020.67	4.59

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended October 31, 2018 are as follows:

Class	Expense Ratios
Class A	1.17%
Class C	1.93
Class I	0.76
Class R	1.43
Class Y	0.90

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

12      OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS October 31, 2018 Unaudited

	Shares	Value
Common Stocks—98.7%
Consumer Discretionary—16.8%
Auto Components—3.0%
Dorman Products, Inc.[1]	106,460	$8,411,405
Visteon Corp.[1]	144,764	11,442,146
		19,853,551
Diversified Consumer Services—1.5%
Houghton Mifflin Harcourt Co.[1]	790,152	5,294,018
Weight Watchers International, Inc.[1]	63,895	4,223,460
		9,517,478
Entertainment—1.8%
Zynga, Inc., Cl. A1	3,275,129	11,921,469
Hotels, Restaurants & Leisure—3.9%
Jack in the Box, Inc.	118,304	9,337,735
Texas Roadhouse, Inc., Cl. A	139,584	8,439,249
Wendy’s Co. (The)	467,126	8,053,252
		25,830,236
Household Durables—0.6%
TopBuild Corp.[1]	82,118	3,746,223
Interactive Media & Services—1.6%
Yelp, Inc., Cl. A1	240,763	10,309,472
Internet & Catalog Retail—0.9%
Etsy, Inc.[1]	144,637	6,149,965
Specialty Retail—3.5%
AutoNation, Inc.[1]	182,796	7,399,582
Children’s Place, Inc. (The)	73,946	11,047,532
Michaels Cos., Inc. (The)[1]	298,163	4,725,884
		23,172,998
Consumer Staples—3.5%
Household Products—1.4%
Energizer Holdings, Inc.	160,537	9,434,760
Personal Products—1.1%
Nu Skin Enterprises, Inc., Cl. A	99,009	6,952,412
Tobacco—1.0%
Universal Corp.	96,556	6,552,290

	Shares	Value
Energy—3.6%
Oil, Gas & Consumable Fuels—3.6%
Matador Resources Co.[1]	384,610	$11,092,152
Noble Midstream Partners LP2	154,896	5,288,150
Renewable Energy Group, Inc.[1]	225,215	6,999,682
		23,379,984
Financials—21.8%
Capital Markets—1.6%
Focus Financial Partners, Inc., Cl. A1	88,655	3,386,621
Stifel Financial Corp.	152,559	6,974,997
		10,361,618
Commercial Banks—8.8%
Bank of NT Butterfield & Son Ltd. (The)	129,947	5,235,565
BankUnited, Inc.	204,884	6,781,660
Berkshire Hills Bancorp, Inc.	158,076	5,274,996
Chemical Financial Corp.	141,233	6,618,178
Columbia Banking System, Inc.	130,031	4,822,850
Customers Bancorp, Inc.[1]	154,894	3,173,778
FCB Financial Holdings, Inc., Cl. A1	138,938	5,436,644
Heritage Financial Corp.	128,029	4,189,109
IBERIABANK Corp.	96,830	7,212,867
Pacific Premier Bancorp, Inc.[1]	119,768	3,500,819
Sterling Bancorp	310,499	5,582,772
		57,829,238
Insurance—1.6%
James River Group Holdings Ltd.	96,145	3,701,582
ProAssurance Corp.	159,541	7,007,041
		10,708,623
Real Estate Investment Trusts (REITs)—7.0%
Brandywine Realty Trust	583,280	8,200,917
DiamondRock Hospitality Co.	957,267	10,003,440
EPR Properties	85,497	5,877,064

13      OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Real Estate Investment Trusts (REITs) (Continued)
Four Corners Property Trust, Inc.	449,101	$11,712,554
National Storage Affiliates Trust	387,487	10,318,779
		46,112,754
Thrifts & Mortgage Finance—2.8%
Beneficial Bancorp, Inc.	296,430	4,633,201
OceanFirst Financial Corp.	224,043	5,672,769
WSFS Financial Corp.	198,533	8,443,608
		18,749,578
Health Care—12.7%
Biotechnology—2.9%
Emergent BioSolutions, Inc.[1]	117,163	7,169,204
Ligand Pharmaceuticals, Inc.[1]	30,855	5,085,213
Repligen Corp.[1]	96,603	5,237,815
uniQure NV1	64,506	1,659,739
		19,151,971
Health Care Equipment & Supplies—3.5%
AtriCure, Inc.[1]	116,758	3,714,072
CryoPort, Inc.[1]	143,057	1,587,933
Inogen, Inc.[1]	19,385	3,674,815
Quidel Corp.[1]	93,122	5,993,332
Senseonics Holdings, Inc.[1]	685,203	2,542,103
Wright Medical Group NV1	197,236	5,321,427
		22,833,682
Health Care Providers & Services—3.4%
Addus HomeCare Corp.[1]	72,444	4,745,082
Diplomat Pharmacy, Inc.[1]	264,266	5,243,037
LHC Group, Inc.[1]	88,206	8,064,675
Molina Healthcare, Inc.[1]	35,936	4,555,607
		22,608,401
Health Care Technology—1.5%
Inspire Medical Systems, Inc.[1]	89,013	3,567,641
Teladoc Health, Inc.[1]	95,636	6,631,400
		10,199,041

	Shares	Value
Pharmaceuticals—1.4%
Intersect ENT, Inc.[1]	137,973	$3,871,522
TherapeuticsMD, Inc.[1]	672,596	3,288,994
Zogenix, Inc.[1]	44,764	1,869,345
		9,029,861
Industrials—18.4%
Airlines—1.2%
Spirit Airlines, Inc.[1]	150,493	7,810,587
Building Products—1.1%
Masonite International Corp.[1]	135,824	7,523,291
Commercial Services & Supplies—2.2%
ACCO Brands Corp.	810,500	6,540,735
Advanced Disposal Services, Inc.[1]	294,360	7,974,213
		14,514,948
Construction & Engineering—2.2%
Dycom Industries, Inc.[1]	86,106	5,844,875
KBR, Inc.	424,512	8,396,848
		14,241,723
Electrical Equipment—1.5%
Generac Holdings, Inc.[1]	201,021	10,197,795
Machinery—4.9%
EnPro Industries, Inc.	82,561	5,135,294
Evoqua Water Technologies Corp.[1]	374,358	3,593,837
Greenbrier Cos., Inc. (The)	147,635	7,005,281
Manitowoc Co., Inc. (The)[1]	164,776	3,012,105
Navistar International Corp.[1]	158,477	5,307,395
Rexnord Corp.[1]	299,413	8,027,262
		32,081,174
Professional Services—4.2%
ASGN, Inc.[1]	201,796	13,536,476
Korn/Ferry International	307,289	13,871,025
		27,407,501
Road & Rail—1.1%
Genesee & Wyoming, Inc., Cl. A1	88,860	7,040,378

14      OPPENHEIMER MAIN STREET SMALL CAP FUND

	Shares	Value
Information Technology—13.2%
IT Services—4.4%
CACI International, Inc., Cl. A1	81,793	$14,596,779
Perspecta, Inc.	293,799	7,195,137
Teradata Corp.[1]	191,930	6,986,252
		28,778,168
Semiconductors & Semiconductor
Equipment—2.3%
Brooks Automation, Inc.	195,554	6,068,041
MKS Instruments, Inc.	121,077	8,922,164
		14,990,205
Software—6.5%
Blackline, Inc.[1]	137,333	6,369,504
Envestnet, Inc.[1]	79,145	4,117,123
j2 Global, Inc.	132,914	9,681,456
Paylocity Holding Corp.[1]	82,335	5,416,820
Pegasystems, Inc.	135,086	7,229,803
Q2 Holdings, Inc.[1]	118,209	6,292,265
SendGrid, Inc.[1]	103,800	3,770,016
		42,876,987
Materials—4.1%
Construction Materials—0.8%
Summit Materials, Inc., Cl. A1	398,961	5,385,973
Metals & Mining—3.3%
Allegheny Technologies, Inc.[1]	290,835	7,529,718

	Shares	Value
Metals & Mining (Continued)
Compass Minerals International, Inc.	108,940	$5,284,680
Kaiser Aluminum Corp.	95,520	9,109,742
		21,924,140
Utilities—4.6%
Gas Utilities—1.5%
Suburban Propane Partners LP2	450,320	10,289,812
Multi-Utilities—3.1%
Black Hills Corp.	185,219	11,020,530
NorthWestern Corp.	158,096	9,289,721
		20,310,251
Total Common Stocks (Cost $590,995,264)		649,778,538

Investment Company—2.1%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 2.12%[3,4] (Cost $13,681,789)	13,681,789	13,681,789
Total Investments, at Value (Cost $604,677,053)	100.8%	663,460,327
Net Other Assets (Liabilities)	(0.8)	(5,344,559)
Net Assets	100.0%	$658,115,768

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares April 30, 2018	Gross Additions	Gross Reductions	Shares October 31, 2018
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	12,405,419	152,244,470	150,968,100	13,681,789

15      OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	$13,681,789	$156,938	$—	$—

See accompanying Notes to Financial Statements.

16      OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF ASSETS AND LIABILITIES October 31, 2018 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $590,995,264)	$649,778,538
Affiliated companies (cost $13,681,789)	13,681,789
663,460,327
Cash	499,981
Receivables and other assets:
Investments sold	1,514,816
Shares of beneficial interest sold	785,687
Dividends	201,276
Other	29,099
Total assets	666,491,186
Liabilities
Payables and other liabilities:
Investments purchased	7,574,787
Shares of beneficial interest redeemed	703,867
Distribution and service plan fees	45,515
Trustees’ compensation	19,195
Other	32,054
Total liabilities	8,375,418
Net Assets	$658,115,768

Composition of Net Assets

Par value of shares of beneficial interest	$43,214
Additional paid-in capital	555,774,823
Total distributable earnings	102,297,731
Net Assets	$658,115,768

17      OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $139,241,732 and 9,164,541 shares of beneficial interest outstanding)	$15.19

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$16.12

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $44,389,968 and 3,027,806 shares of beneficial interest outstanding)	$14.66

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $257,459,899 and 16,803,198 shares of beneficial interest outstanding)	$15.32

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $21,327,475 and 1,419,076 shares of beneficial interest outstanding)	$15.03

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $195,696,694 and 12,799,594 shares of beneficial interest outstanding)	$15.29

See accompanying Notes to Financial Statements.

18      OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT

OF OPERATIONS For the Six Months Ended October 31, 2018 Unaudited

Investment Income
Dividends:
Unaffiliated companies	$3,446,587
Affiliated companies	156,938
Interest	1,476
Total investment income	3,605,001
Expenses
Management fees	2,408,661
Distribution and service plan fees:
Class A	168,554
Class C	224,184
Class R	55,175
Transfer and shareholder servicing agent fees:
Class A	136,734
Class C	43,769
Class I	41,745
Class R	21,674
Class Y	184,550
Shareholder communications:
Class A	5,061
Class C	1,135
Class I	446
Class R	584
Class Y	3,001
Trustees’ compensation	10,443
Borrowing fees	10,089
Custodian fees and expenses	2,521
Other	38,027
Total expenses	3,356,353
Less reduction to custodian expenses	(78)
Less waivers and reimbursements of expenses	(32,090)
Net expenses	3,324,185
Net Investment Income	280,816
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies	38,509,110
Foreign currency transactions	(260)
Net realized gain	38,508,850
Net change in unrealized appreciation/(depreciation) on investment transactions in unaffiliated companies	(41,676,323)
Net Decrease in Net Assets Resulting from Operations	$(2,886,657)

See accompanying Notes to Financial Statements.

19      OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2018 (Unaudited)	Year Ended April 30, 2018[1]
Operations
Net investment income	$280,816	$980,222
Net realized gain	38,508,850	38,773,873
Net change in unrealized appreciation/(depreciation)	(41,676,323)	3,144,713
Net increase (decrease) in net assets resulting from operations	(2,886,657)	42,898,808
Dividends and/or Distributions to Shareholders
Dividends and distributions declared:
Class A	—	(6,617,092)
Class C	—	(1,974,426)
Class I	—	(15,291,778)
Class R	—	(829,478)
Class Y	—	(6,573,390)
Total dividends and distributions declared	—	(31,286,164)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	28,380,555	2,899,519
Class C	6,499,489	4,945,053
Class I	(1,501,232)	(106,539,001)
Class R	2,645,154	8,303,330
Class Y	49,006,643	66,979,708
Total beneficial interest transactions	85,030,609	(23,411,391)
Net Assets
Total increase (decrease)	82,143,952	(11,798,747)
Beginning of period	575,971,816	587,770,563
End of period	$658,115,768	$575,971,816

1. Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 2– New Accounting Pronouncements for further details.

See accompanying Notes to Financial Statements.

20      OPPENHEIMER MAIN STREET SMALL CAP FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended October 31, 2018 (Unaudited)	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 29, 2016[1]	Year Ended April 30, 2015	Period Ended April 30, 2014[2]
Per Share Operating Data
Net asset value, beginning of period	$15.09	$14.87	$12.08	$12.76	$11.57	$10.00
Income (loss) from investment operations:
Net investment income (loss)[3]	(0.01)	(0.01)	0.00[4]	0.05	0.03	0.06
Net realized and unrealized gain (loss)	0.11	1.08	2.82	(0.69)	1.20	1.57
Total from investment operations	0.10	1.07	2.82	(0.64)	1.23	1.63
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.04)	(0.03)	(0.04)	(0.00)[4]	(0.02)
Distributions from net realized gain	0.00	(0.81)	0.00	0.00	(0.04)	(0.04)
Total dividends and/or distributions to shareholders	0.00	(0.85)	(0.03)	(0.04)	(0.04)	(0.06)
Net asset value, end of period	$15.19	$15.09	$14.87	$12.08	$12.76	$11.57

Total Return, at Net Asset Value[5]	0.66%	7.08%	23.49%	(5.06)%	10.67%	16.33%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$139,242	$112,937	$108,776	$49,494	$34,343	$21,892
Average net assets (in thousands)	$139,276	$116,580	$74,701	$43,949	$26,518	$14,944
Ratios to average net assets:[6] Net investment income (loss)	(0.10)%	(0.06)%	0.02%	0.44%	0.25%	0.57%
Expenses excluding specific expenses listed below	1.17%	1.21%	1.23%	1.25%	1.30%	1.40%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]	0.00%	0.00%
Total expenses[8]	1.17%	1.21%	1.23%	1.25%	1.30%	1.40%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.17%[9]	1.20%	1.22%	1.25%[9]	1.25%	1.24%
Portfolio turnover rate	30%	52%	67%	53%	55%	52%

21      OPPENHEIMER MAIN STREET SMALL CAP FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. For the period from May 17, 2013 (commencement of operations) to April 30, 2014.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended October 31, 2018	1.17%
Year Ended April 30, 2018	1.21%
Year Ended April 30, 2017	1.23%
Year Ended April 29, 2016	1.25%
Year Ended April 30, 2015	1.30%
Period Ended April 30, 2014	1.40%

9. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

22      OPPENHEIMER MAIN STREET SMALL CAP FUND

Class C	Six Months Ended October 31, 2018 (Unaudited)	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 29, 2016[1]	Year Ended April 30, 2015	Period Ended April 30, 2014[2]
Per Share Operating Data
Net asset value, beginning of period	$14.62	$14.50	$11.84	$12.57	$11.49	$10.00
Income (loss) from investment operations:
Net investment loss[3]	(0.07)	(0.12)	(0.10)	(0.04)	(0.07)	(0.04)
Net realized and unrealized gain (loss)	0.11	1.05	2.76	(0.69)	1.19	1.57
Total from investment operations	0.04	0.93	2.66	(0.73)	1.12	1.53
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	(0.81)	0.00	0.00	(0.04)	(0.04)
Total dividends and/or distributions to shareholders	0.00	(0.81)	0.00	0.00	(0.04)	(0.04)
Net asset value, end of period	$14.66	$14.62	$14.50	$11.84	$12.57	$11.49

Total Return, at Net Asset Value[4]	0.27%	6.31%	22.55%	(5.81)%	9.77%	15.29%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$44,390	$38,424	$33,274	$14,441	$9,878	$2,252
Average net assets (in thousands)	$44,561	$36,166	$22,374	$12,117	$5,461	$879
Ratios to average net assets:[5]
Net investment loss	(0.86)%	(0.83)%	(0.74)%	(0.34)%	(0.59)%	(0.34)%
Expenses excluding specific expenses listed below	1.93%	1.96%	1.98%	2.01%	2.13%	2.31%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%
Total expenses[7]	1.93%	1.96%	1.98%	2.01%	2.13%	2.31%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.93%[8]	1.95%	1.97%	2.01%[8]	2.13%[8]	2.23%
Portfolio turnover rate	30%	52%	67%	53%	55%	52%

23      OPPENHEIMER MAIN STREET SMALL CAP FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. For the period from May 17, 2013 (commencement of operations) to April 30, 2014.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended October 31, 2018	1.93%
Year Ended April 30, 2018	1.96%
Year Ended April 30, 2017	1.98%
Year Ended April 29, 2016	2.01%
Year Ended April 30, 2015	2.13%
Period Ended April 30, 2014	2.31%

8. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

24      OPPENHEIMER MAIN STREET SMALL CAP FUND

Class I	Six Months Ended October 31, 2018 (Unaudited)	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 29, 2016[1]	Year Ended April 30, 2015	Period Ended April 30, 2014[2]
Per Share Operating Data
Net asset value, beginning of period	$15.19	$14.95	$12.14	$12.82	$11.58	$10.00
Income (loss) from investment operations:
Net investment income[3]	0.03	0.06	0.07	0.11	0.10	0.09
Net realized and unrealized gain (loss)	0.10	1.08	2.82	(0.70)	1.20	1.58
Total from investment operations	0.13	1.14	2.89	(0.59)	1.30	1.67
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.09)	(0.08)	(0.09)	(0.02)	(0.05)
Distributions from net realized gain	0.00	(0.81)	0.00	0.00	(0.04)	(0.04)
Total dividends and/or distributions to shareholders	0.00	(0.90)	(0.08)	(0.09)	(0.06)	(0.09)
Net asset value, end of period	$15.32	$15.19	$14.95	$12.14	$12.82	$11.58

Total Return, at Net Asset Value[4]	0.86%	7.58%	23.97%	(4.63)%	11.26%	16.73%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$257,460	$256,221	$353,945	$294,108	$187,997	$12
Average net assets (in thousands)	$275,962	$315,356	$308,374	$256,727	$95,238	$12
Ratios to average net assets:[5]
Net investment income	0.31%	0.38%	0.51%	0.91%	0.80%	0.86%
Expenses excluding specific expenses listed below	0.76%	0.77%	0.78%	0.80%	0.80%	1.09%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%
Total expenses[7]	0.76%	0.77%	0.78%	0.80%	0.80%	1.09%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.76%[8]	0.77%[8]	0.78%[8]	0.80%[8]	0.79%	0.80%
Portfolio turnover rate	30%	52%	67%	53%	55%	52%

25      OPPENHEIMER MAIN STREET SMALL CAP FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. For the period from May 17, 2013 (commencement of operations) to April 30, 2014.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended October 31, 2018	0.76%
Year Ended April 30, 2018	0.77%
Year Ended April 30, 2017	0.78%
Year Ended April 29, 2016	0.80%
Year Ended April 30, 2015	0.80%
Period Ended April 30, 2014	1.09%

8. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

26      OPPENHEIMER MAIN STREET SMALL CAP FUND

Class R	Six Months Ended October 31, 2018 (Unaudited)	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 29, 2016[1]	Year Ended April 30, 2015	Period Ended April 30, 2014[2]
Per Share Operating Data
Net asset value, beginning of period	$14.95	$14.75	$12.00	$12.68	$11.53	$10.00
Income (loss) from investment operations:
Net investment income (loss)[3]	(0.03)	(0.05)	(0.03)	0.02	(0.01)	0.02
Net realized and unrealized gain (loss)	0.11	1.08	2.79	(0.69)	1.20	1.56
Total from investment operations	0.08	1.03	2.76	(0.67)	1.19	1.58
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.02)	(0.01)	(0.01)	0.00	(0.01)
Distributions from net realized gain	0.00	(0.81)	0.00	0.00	(0.04)	(0.04)
Total dividends and/or distributions to shareholders	0.00	(0.83)	(0.01)	(0.01)	(0.04)	(0.05)
Net asset value, end of period	$15.03	$14.95	$14.75	$12.00	$12.68	$11.53

Total Return, at Net Asset Value[4]	0.54%	6.79%	23.17%	(5.31)%	10.34%	15.82%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21,327	$18,749	$10,343	$4,060	$3,027	$650
Average net assets (in thousands)	$22,064	$14,862	$6,444	$3,544	$1,403	$271
Ratios to average net assets:[5]
Net investment income (loss)	(0.36)%	(0.35)%	(0.25)%	0.15%	(0.09)%	0.19%
Expenses excluding specific expenses listed below	1.43%	1.46%	1.49%	1.51%	1.61%	1.76%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%
Total expenses[7]	1.43%	1.46%	1.49%	1.51%	1.61%	1.76%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.43%[8]	1.45%	1.48%	1.51%[8]	1.60%	1.71%
Portfolio turnover rate	30%	52%	67%	53%	55%	52%

27      OPPENHEIMER MAIN STREET SMALL CAP FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. For the period from May 17, 2013 (commencement of operations) to April 30, 2014.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended October 31, 2018	1.43%
Year Ended April 30, 2018	1.46%
Year Ended April 30, 2017	1.49%
Year Ended April 29, 2016	1.51%
Year Ended April 30, 2015	1.61%
Period Ended April 30, 2014	1.76%

8. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

28      OPPENHEIMER MAIN STREET SMALL CAP FUND

Class Y	Six Months Ended October 31, 2018 (Unaudited)	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 29, 2016[1]	Year Ended April 30, 2015	Period Ended April 30, 2014[2]
Per Share Operating Data
Net asset value, beginning of period	$15.16	$14.93	$12.13	$12.81	$11.59	$10.00
Income (loss) from investment operations:
Net investment income[3]	0.01	0.03	0.05	0.09	0.04	0.09
Net realized and unrealized gain (loss)	0.12	1.09	2.82	(0.69)	1.24	1.58
Total from investment operations	0.13	1.12	2.87	(0.60)	1.28	1.67
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.08)	(0.07)	(0.08)	(0.02)	(0.04)
Distributions from net realized gain	0.00	(0.81)	0.00	0.00	(0.04)	(0.04)
Total dividends and/or distributions to shareholders	0.00	(0.89)	(0.07)	(0.08)	(0.06)	(0.08)
Net asset value, end of period	$15.29	$15.16	$14.93	$12.13	$12.81	$11.59

Total Return, at Net Asset Value[4]	0.86%	7.35%	23.85%	(4.72)%	11.05%	16.76%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$195,697	$149,641	$81,433	$59,422	$47,128	$432
Average net assets (in thousands)	$188,025	$111,030	$69,849	$54,043	$6,437	$358
Ratios to average net assets:[5]
Net investment income	0.17%	0.18%	0.38%	0.76%	0.33%	0.89%
Expenses excluding specific expenses listed below	0.93%	0.96%	0.98%	1.00%	1.01%	1.33%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%
Total expenses[7]	0.93%	0.96%	0.98%	1.00%	1.01%	1.33%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.90%	0.90%	0.90%	0.90%	0.88%	0.90%
Portfolio turnover rate	30%	52%	67%	53%	55%	52%

29      OPPENHEIMER MAIN STREET SMALL CAP FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. For the period from May 17, 2013 (commencement of operations) to April 30, 2014.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended October 31, 2018	0.93%
Year Ended April 30, 2018	0.96%
Year Ended April 30, 2017	0.98%
Year Ended April 29, 2016	1.00%
Year Ended April 30, 2015	1.01%
Period Ended April 30, 2014	1.33%

See accompanying Notes to Financial Statements.

30      OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS October 31, 2018 Unaudited

1. Organization

Oppenheimer Main Street Small Cap Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at market close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at market close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized and unrealized gains or losses on such securities are recorded net of foreign withholding tax.

31      OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during

32      OPPENHEIMER MAIN STREET SMALL CAP FUND

2. Significant Accounting Policies (Continued)

the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended April 30, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended April 30, 2018, the Fund utilized $168,376 of or capital loss carryforwards to offset capital gains realized in that fiscal year. Capital losses will be carried forward to future years if not offset by gains.

At period end, it is estimated that the capital loss carryforwards would be zero. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized

33      OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$608,871,752

Gross unrealized appreciation	$91,361,732
Gross unrealized depreciation	(34,773,157)

Net unrealized appreciation	$56,588,575

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncements. In March 2017, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2017-08. This provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Manager is evaluating the impacts of these changes on the financial statements.

During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532 (the “Rule”), Disclosure Update and Simplification. The rule amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets. The requirements of the Rule are effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to the Rule.

34      OPPENHEIMER MAIN STREET SMALL CAP FUND

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest

35      OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$110,501,392	$—	$—	$110,501,392
Consumer Staples	22,939,462	—	—	22,939,462
Energy	23,379,984	—	—	23,379,984
Financials	143,761,811	—	—	143,761,811
Health Care	83,822,956	—	—	83,822,956
Industrials	120,817,397	—	—	120,817,397
Information Technology	86,645,360	—	—	86,645,360
Materials	27,310,113	—	—	27,310,113
Utilities	30,600,063	—	—	30,600,063
Investment Company	13,681,789	—	—	13,681,789

Total Assets	$663,460,327	$—	$—	$663,460,327

36      OPPENHEIMER MAIN STREET SMALL CAP FUND

3. Securities Valuation (Continued)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

For the reporting period, there were no transfers between levels.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of

37      OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares.

A shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees. The related party owned 23% of the Fund’s total outstanding shares at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an

38      OPPENHEIMER MAIN STREET SMALL CAP FUND

5. Market Risk Factors (Continued)

increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended October 31, 2018		Year Ended April 30, 2018
	Shares	Amount	Shares	Amount
Class A
Sold	3,325,663	$55,180,794	2,950,985	$44,804,305
Dividends and/or distributions reinvested	—	—	438,912	6,601,237
Redeemed	(1,645,115)	(26,800,239)	(3,222,153)	(48,506,023)

Net increase	1,680,548	$28,380,555	167,744	$2,899,519

Class C
Sold	670,607	$10,786,855	761,041	$11,229,602
Dividends and/or distributions reinvested	—	—	134,825	1,969,790
Redeemed	(271,623)	(4,287,366)	(561,841)	(8,254,339)

Net increase	398,984	$6,499,489	334,025	$4,945,053

Class I
Sold	1,212,744	$19,610,978	2,369,368	$35,883,802
Dividends and/or distributions reinvested	—	—	915,910	13,839,406
Redeemed	(1,281,362)	(21,112,210)	(10,091,517)	(156,262,209)

Net decrease	(68,618)	$(1,501,232)	(6,806,239)	$(106,539,001)

Class R
Sold	335,314	$5,443,942	704,920	$10,597,844
Dividends and/or distributions reinvested	—	—	55,525	827,876
Redeemed	(170,589)	(2,798,788)	(207,209)	(3,122,390)

Net increase	164,725	$2,645,154	553,236	$8,303,330

39      OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Shares of Beneficial Interest (Continued)

	Six Months Ended October 31, 2018		Year Ended April 30, 2018
	Shares	Amount	Shares	Amount
Class Y
Sold	3,985,283	$66,394,082	5,519,755	$83,884,229
Dividends and/or distributions reinvested	—	—	434,878	6,566,657
Redeemed	(1,053,358)	(17,387,439)	(1,539,493)	(23,471,178)

Net increase	2,931,925	$49,006,643	4,415,140	$66,979,708

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$277,022,771	$190,806,661

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $4.2 billion	0.60
Over $5 billion	0.58

The Fund’s effective management fee for the reporting period was 0.71% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

40      OPPENHEIMER MAIN STREET SMALL CAP FUND

8. Fees and Other Transactions with Affiliates (Continued)

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the

41      OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
October 31, 2018	$59,382	$—	$2,157	$—

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive fees and/or reimburse certain expenses so that “Expenses after payments, waivers and/ or reimbursements and reduction to custodian expenses”, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries pooled investment vehicles and interest and fees from borrowings; will not exceed 1.25% for Class A shares, 2.25% for Class C shares, 0.80% for Class I shares, 1.75% for Class R shares and 0.90% for Class Y shares.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Class Y	$23,741

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $8,349 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

9. Borrowing and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed

42      OPPENHEIMER MAIN STREET SMALL CAP FUND

9. Borrowing and Other Financing (Continued)

separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

10. Pending Acquisition

On October 18, 2018, Massachusetts Mutual Life Insurance Company (“MassMutual”), an indirect corporate parent of the Sub-Adviser and the Manager announced that it has entered into a definitive agreement, whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser. As of the time of the announcement, the transaction is expected to close in the second quarter of 2019, pending necessary regulatory and other third-party approvals. This is subject to change.

43      OPPENHEIMER MAIN STREET SMALL CAP FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the Sub-Adviser’s portfolio managers and investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

44      OPPENHEIMER MAIN STREET SMALL CAP FUND

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of their staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Matthew Ziehl, Raymond Anello, Raman Vardharaj, Joy Budzinski, Kristin Ketner, Magnus Krantz and Adam Weiner, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the small blend category. The Board noted that the Fund outperformed its category median for the one-year period and underperformed its category median for the three-year period, but also noted that the Fund was launched on May 17, 2013, and therefore has a relatively short performance history.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Sub-Adviser with similar investment mandates. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load small blend funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fee and total expenses were lower than their respective peer group medians and category medians. The Board considered that the Adviser has contractually agreed to waive fees and/or reimburse the Fund for certain expenses so that the total annual fund operating expenses as a percentage of average daily net assets will not exceed the following annual rates: 1.25% for Class A shares, 2.25% for Class C shares, 1.75% for Class R shares, 0.90% for Class Y shares, and 0.80% for Class I shares. This fee waiver may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the

45      OPPENHEIMER MAIN STREET SMALL CAP FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

Board. The Board also considered that the Adviser has voluntarily agreed to waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in funds managed by the Adviser or its affiliates. Finally, the Board considered that the Adviser, in its capacity as the Fund’s transfer agent, voluntarily waived and/or reimbursed the Fund for transfer agent fees in an amount equal to 0.015% of average annual net assets, and that effective January 1, 2018, after discussions with the Board, the Fund’s transfer agent fee rate was decreased.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2019. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

46      OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

47      OPPENHEIMER MAIN STREET SMALL CAP FUND

OPPENHEIMER MAIN STREET SMALL CAP FUND

Trustees and Officers	Robert J. Malone, Chairman of the Board of Trustees and Trustee
Andrew J. Donohue, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Matthew P. Ziehl, Vice President
Raymond Anello, Vice President
Raman Vardharaj, Vice President
Joy Budzinski, Vice President
Kristin Ketner, Vice President
Magnus Krantz, Vice President
Adam Weiner, Vice President
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Ropes & Gray LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2018 OppenheimerFunds, Inc. All rights reserved.

48      OPPENHEIMER MAIN STREET SMALL CAP FUND

PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

•	Applications or other forms.
•	When you create a user ID and password for online account access.
•	When you enroll in eDocs Direct,SM our electronic document delivery service.
•	Your transactions with us, our affiliates or others.
•	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

49      OPPENHEIMER MAIN STREET SMALL CAP FUND

PRIVACY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

•

All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www.oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

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Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com

Call Us 800 225 5677

Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.

RS1355.001.1018 December 21, 2018

Item 2.  Code of Ethics.

Not   applicable to semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 10/31/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.  Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Main Street Small Cap Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	12/21/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	12/21/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	12/21/2018